SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of report: May 30, 2002
                  Date of earliest event reported: May 23, 2002



                              DIANON Systems, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                    000-19392              06-1128081
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



      200 Watson Boulevard, Stratford, Connecticut                06615
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
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                                 (203) 381-4000



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         (Former name or former address, if changed since last report.)
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            Item 4 of the Registrant's 8-K, filed on May 23, 2002, is hereby amended and restated in its entirety as follows:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            On May 23, 2002, the board of directors of DIANON Systems, Inc. (the "Company"), upon recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Ernst & Young ("E&Y") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002.

            None of Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Company's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 23, 2002, there were no disagreements between the Company and Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2001, or within the interim period through the date of this report.

            During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

            The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated May 23, 2002, evidencing its agreement with the statements set forth in this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits:  The following documents are filed as exhibits to this report:

         16.1  Letter from Arthur Andersen LLP, dated May 23, 2002.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DIANON Systems, Inc.


                                         /s/    David R. Schreiber
Date:  May 30, 2002                      ---------------------------------------
                                         Name:  David R. Schreiber
                                         Title: Senior Vice President, Finance
                                                and Chief Financial Officer


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                                  EXHIBIT INDEX


      16.1        Letter from Arthur Andersen LLP, dated May 23, 2002